SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 2, 1997

                                   NOHIV, INC.
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             (Exact name of Registrant as specified in its charter)


                                     Nevada
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          (State or other jurisdiction of Incorporation or organization



      33-55254-21                                        87-0438453
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(Commission File Number)                  (I.R.S. Employer Identification No.)

 1508 Brookhollow Drive, Suite 354, Santa Ana, California             92705
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 (Address of principal executive offices)                           (Zip Code)

                                 (714) 429-1041
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              (Registrant's telephone number, including area code)

Bonito Industries, Inc., 3098 South Highland Dr. #460, Salt Lake City, UT 84106
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          (Former name or former address, if changed since last report)




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Item 2. Acquisition or Disposition of Assets.

     On October 2, 1997, the Registrant and Euro-American GMBH executed and Amendment to the Acquisition Agreement dated August 21, 1997 between the Registrant and Euro-American GMBH which clarifies the terms and structure of the acquisition of the distribution rights by the Registrant from Euro-American under that certain Distribution Agreement between Euro-American and Laboserv s.r.l.

Item 7. Financial Statements, Pro Forma Financial Statements And Exhibits

     (a) Exhibits.

     (i) Amendment to Agreement between the Registrant and Euro-American dated October 2, 1997 and the Distribution Agreement between Euro-American and Laboserv dated July 16, 1997, attached thereto as Exhibit 1.









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                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                        NOHIV, INC.
                                        (Registrant)


Date: November 13, 1997                 /S/  Axel J. Kutscher
                                        --------------------------------
                                        By: Axel J. Kutscher
                                        Its:  President, Secretary and
                                        Chief Financial Officer


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